UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): December 8, 2007

                                ARIAD Pharmaceuticals, Inc.
                   (Exact name of registrant as specified in its charter)


               Delaware                 0-21696                 22-3106987
      (State or other jurisdiction     (Commission           (I.R.S. Employer
          of incorporation)            File Number)         Identification No.)


          26 Landsdowne Street, Cambridge, Massachusetts      02139
             (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01   Other Events.

In a press release dated December 8, 2007, ARIAD Pharmaceuticals, Inc.
("ARIAD") announced that it presented, for the first time, results of studies on its novel multi-targeted kinase inhibitor, AP24534, showing efficacy and oral dosing flexibility in animal models of chronic myeloid leukemia (CML), including forms of CML caused by clinically relevant variants of the target protein, Bcr-Abl. Further, AP24534 demonstrated potent inhibition of selected additional kinase targets - the receptors for vascular endothelial growth factors (VEGFR), fibroblast growth factors (FGFR) and angiopoietin (Tie2) that control angiogenesis, and Flt3 kinase that plays a critical role in the pathogenesis of acute myeloid leukemia (AML). These findings support the broad potential of AP24534 not only in drug-resistant CML, but also in other hematological cancers, such as AML, and various solid tumors. These data were presented on December 8, 2007 at the 49th American Society of Hematology Annual Meeting.

A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.


ITEM 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report

                Exhibit
                Number       Description
                ------       -----------
                99.1         Press release dated December 8, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ARIAD Pharmaceuticals, Inc.



                              By:   /s/ Edward M. Fitzgerald
                                    ---------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President, Finance and Corporate
                                    Operations, Chief Financial Officer


Date: December 10, 2007


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                                    EXHIBIT INDEX

Exhibit
Number      Description
------      -----------
99.1        Press release dated December 8, 2007

                                       4